UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                            November 30, 2004
           Date of Report  (Date of earliest event reported)



                      FLEXPOINT SENSOR SYSTEMS, INC.
              (Name of small business issuer in its charter)

           Delaware               0-24368                     87-0620425
(State of incorporation)   (Commission File Number)      (I.R.S.  Employer
                                                          Identification No.)

106 West Business Park Drive, Draper, Utah        84020
(Address of principal executive offices)          (Zip code)

Registrant's telephone number:   (801) 568-5111



[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act  (17 CFR 240.13e-4(c))

ITEM 3.01   NOTICE OF TRANSFER OF LISTING

On November 30, 2004 Flexpoint Sensor Systems, Inc.'s common shares were accepted for quotation on the National Association of Securities Dealers
(NASD) OTC Bulletin Board. Trading of our common stock on the OTC Bulletin Board under the symbol "FLXT" became effective Wednesday, December 1, 2004.

On that date the listing for our common stock was transferred from the Pink Sheets, LLC to the OTC Bulletin Board, which is a regulated quotation service that displays real-time quotes, last sales prices and volumes for the companies listing on that service. OTC Bulletin Board securities are traded by a community of market makers that enter quotes and trade reports through a computer network. Investors work through broker/dealers to trade OTC Bulletin Board securities and information regarding the OTC Bulletin Board can be found on its web site at www.otcbb.com.

                           SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   FLEXPOINT SENSOR SYSTEMS, INC.



December 1, 2004                   By  /s/John A. Sindt
                                      ----------------------------
                                   John A. Sindt, President